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                                  UNITED STATES
                   SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934


       Date of Report (Date of Earliest Event Reported): December 3, 2004


                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                    ---------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                 (I.R.S.  Employer  Identification  No.)

                    3rd Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                           Guangzhou, The PRC  510620
              ----------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


           -----------------------------------------------------------
           Former Name or Former Address, if changed since last report


     This Current Report on Form 8-K is filed by China World Trade Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

Item  3.02  Unregistered  Sale  of  Equity  Securities.

As previously reported by the Registrant on a Current Report on Form 8-K, filed with the Commission on September 1, 2004, the Registrant entered into a Securities Purchase Agreement, dated August 26, 2004, with the Purchasers listed in Schedule 1 thereto, providing for the issuance by the Registrant to the Purchasers, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, of the (i) number of shares of Common Stock, and (ii) Series A Warrants set forth opposite each Purchaser's name on Schedule thereto, subject to an option in favor of the Purchasers to purchase additional shares of common stock and receive additional warrants in their sole discretion. A copy of the Securities Purchase Agreement is incorporated herein by reference from Exhibit 10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on September 1, 2004.

At a closing held on August 26, 2004 under the Securities Purchase Agreement, certain Purchasers acquired in the aggregate 433,334 shares of common stock, at a price of $1.50 per share, for an aggregate purchase price of $650,000. At the Closing, such purchasers were also issued 216,667 five-year Series A Warrants to purchase that number of warrant shares at an exercise price equal to $2.50 per share, without any additional consideration. In addition, the Registrant granted each Purchaser an option (the "Option") to purchase that number of shares of common stock equal to the number of shares initially purchased, or 433,334 shares (the "Firm Shares"). Upon exercise of the Option at a purchase price of $3.00 per share of common stock, the Purchaser would also receive, without additional consideration, five-year Series B Warrants to purchase 50% of the Firm Shares at an exercise price equal to $4.00 per share.

At a second Closing held on December 3, 2004 under the Securities Purchase Agreement, certain Purchasers acquired in the aggregate 966,667 shares of common stock, at a price of $1.50 per share, for an aggregate purchase price of $1,450,000. At the Closing, such purchasers were also issued 483,334 five-year Series A Warrants to purchase that number of warrant shares at an exercise price equal to $2.50 per share, without additional consideration. In addition, the Registrant granted each Purchaser an Option to purchase a number of shares equal to the number of Firm Shares purchased, or 966,667 shares. Upon exercise of the Option at a purchase price of $3.00 per share of common stock, the Purchaser would also receive, without additional consideration, five-year Series B Warrants to purchase 50% of the Firm Shares at an exercise price equal to $4.00 per share.

The Registrant has closed its offering of common stock and warrants pursuant to the Securities Purchase Agreement. To date, the Registrant has issued and sold 1,400,001 shares of common stock for an aggregate consideration of $2,100,000, and has issued 700,001 five-year Series A Warrants to purchase that number of shares at an exercise price of $2.50 per share. In addition, the Registrant has issued 112,667 Placement Agent's Warrants to Duncan Capital, LLC, who acted as Placement Agent to the Registrant in connection with the offering. Such warrants are five-year non-cashless exercise, provisioned warrants to purchase shares of common stock at $2.50 per share. After all of the shares referred to above have been issued, the Registrant will have 27,667,775 shares of common stock issued and outstanding, and, as a result, the Registrant's 1,400,001 shares of common stock sold pursuant to the offering will amount to 5.1% of the issued and outstanding shares of common stock of the Registrant.

As previously reported, the Registrant also entered into a Registration Rights Agreement, dated August 26, 2004, with the investors signatories thereto, which provides that on or prior to 45 days after the Escrow Date (as defined), the Registrant shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities (defined as the Firm Shares, Option Shares, shares issuable upon exercise of the Agent's Warrants and shares issuable upon exercise of the Series A Warrants and the Series B
Warrants) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. In addition, the Registration Rights Agreement also contains certain piggy-back registration rights in favor of the holders of Registrable Securities. All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement are to be borne by the Registrant. In addition, the Registrant agrees to indemnify and hold harmless each holder of Registrable Securities from and against, among other things, losses arising out of or relating to any untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, subject to certain exceptions. A copy of the Registration Rights Agreement is incorporated herein by reference from
Exhibit 10.2 to the Registrant's Current Report on Form 8-K, filed with the Commission on September 1, 2004.

As previously reported by the Registrant on a Current Report on Form 8-K, filed with the Commission on November 22, 2004, the Registrant entered into a Standby Equity Distribution Agreement (a "SEDA") and a Registration Rights Agreement, with US-based investment fund, Cornell Capital Partners, LP ("Cornell Capital") for $30.0 million. Under the SEDA, Cornell has committed to provide up to $30.0 million of funding to the Registrant over a 24-month period, to be drawn down at the Registrant's discretion by the purchase of the Registrant's common stock. The purchase price of the shares purchased under the SEDA with respect to any advance will equal 99% of, or a 1% discount to, the lowest closing bid price of the common stock during the five consecutive trading day period immediately following the notice date. The amount of each advance is subject to a maximum advance amount of $1.5 million, except for the first advance, which may be in the amount of $3.0 million. Cornell Capital intends to sell any shares purchased under the SEDA at the then prevailing market price. Duncan Capital, LLC has been engaged by the Registrant to act as Placement Agent with respect to the SEDA.

In connection with the SEDA, the Registrant has entered into a Letter Agreement, dated as of November 19, 2004 (the "Letter Agreement"), pursuant to which it agreed to (a) not make any draw-downs under the SEDA for a period of thirty (30) days from the date of effectiveness of the soon-to-be-filed registration statement, and (b) issue to Bridges & PIPES, LLC and TCMP3 Partners, the two Purchasers at the first closing referred to above, 83,334 Series A Warrants and 25,000 Series A Warrants, respectively, in order to induce such Purchasers to waive their rights to be the sole registrants on the registration statement. As a result of this agreement, the Registrant plans to file a joint registration statement pursuant to which (a) the two Purchasers' 433,334 shares of common stock and 325,001 Series A Warrants acquired in connection with the first Closing and the Letter Agreement, (b) the Purchasers' 966,667 shares of common stock and 483,334 Series A Warrants acquired in connection with the second Closing, (c) Duncan Capital's 112,667 Placement Agent's Warrants, and (d) the shares to be owned by Cornell Capital and Duncan Capital, LLC under the SEDA, will be registered on one registration statement.

The issuance of the Firm Shares, Option Shares, Series A Warrants and Series B Warrants pursuant to the second closing were made in reliance on an exemption from registration provided by Section 4(2) under the Securities Act, and Rule 506 thereunder. In connection with the offering, the Registrant has agreed to cause to be filed with the Commission a Form D within fifteen (15) days of each closing. There are many facts which have been relied upon by the Registrant in its assertion of a claim of exemption from registration. First, the Purchasers have represented that they are "accredited" investors as such term is defined in Rule 501 of the Securities Act. In addition, they have represented that they, either alone or together with their representatives, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investments in the securities, and have so evaluated the merits and risks of such investments. Moreover, each Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a compete loss of such investment. Finally, each Purchaser is not purchasing the securities as a result of any general solicitation, and is purchasing them for his own account for investment purposes.

As mentioned above, as soon as practicable, the Company anticipates filing with the Commission a Registration Statement on Form SB-2 covering the sale in a secondary offering of the Registrable Securities, and the sale of other securities pursuant to the SEDA.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA  WORLD  TRADE  CORPORATION

By  /s/  John  H.  Hui
         John  H.  Hui
         President


Date:  December  9,  2004